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                                                                 EXHIBIT 10.20.9

                               SILVER DINER INC.

                      1996 EMPLOYEE STOCK PURCHASE PLAN,
                                  AS AMENDED

     The following constitute the provisions of the Employee Stock Purchase of Silver Diner Inc. (the "Company"), as amended.

     1.  Purpose.  The purpose of the Plan is to provide employees of the
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Company and its Designated Subsidiaries with an opportunity to purchase Common
Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. This Plan document is intended to serve as a restatement of the original version of the Plan approved by the shareholders of the Company in 1997.

     2.  Definitions.
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          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock, $0.01 par value, of the Company.

          (d) "Company" shall mean Silver Diner Inc., a Delaware corporation.

          (e) "Compensation" shall mean all remuneration received for services including regular base salary, imputed tip income, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other non-base salary compensation.

          (f) "Continuous Status As An Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.
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          (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (i) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "Exercise Date" shall mean the last day of each Offering Period of the Plan.

          (l) "Offering Date" shall mean the first business day which occurs on or immediately following January 1, April 1, July 1, and October 1 of each calendar year.

          (m) "Offering Period" shall mean a period of three (3) months constituting each quarter of the calendar year. The initial Offering Period under the Plan shall be October 1, 1998.

          (n) "Plan" shall mean this Employee Stock Purchase Plan.

          (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.  Eligibility.
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          (a) Any person who has been continuously employed as an Employee for six (6) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars

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($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.  Offering Periods.  The Plan shall be implemented by a series of
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Offering Periods, with a new Offering Period commencing on the first business day of each quarter of each calendar year (or at such other time or times as may be determined by the Board). The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     5.  Participation.
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          (a) An eligible Employee may become a participant in the Plan by notifying the Company's Office of Human Resources, prior to the applicable Offering Date pursuant to such notification procedures as the Board may establish, from time to time. Such notification procedures shall require the participant to specify the percentage of the participant's Compensation (which shall not be less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

          (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in paragraph 10.

     6.  Method of Payment of Contributions.
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          (a) The participant shall elect to have payroll deductions made during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, by completing and filing with the Company a new subscription agreement within the ten (10) day period immediately preceding the beginning of any payroll period during the Offering Period. The discontinuance shall be effective as of the beginning of the payroll period following the date of filing of the new subscription agreement. A participant who discontinues participation in the Plan with respect to an Offering Period may not re-enroll in the Plan prior to the second Offering Period commencing after the effective date of such discontinuance.

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          (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

     7.  Grant of Option.
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          (a) On the Offering Date of each Offering Period, each eligible
Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided, however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing (i) the difference between $25,000 minus the fair market value of all Common Stock purchased during any prior Offering Period occurring within such calendar year (computed as of the Offering Date of the Offering Period with respect to which such Common Stock was purchased) by (ii) the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

          (b) The option price per share of the shares offered in a given Offering Period shall be the lower of (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board on its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

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     8.  Exercise of Option.  Unless a participant withdraws contributions from
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the Plan during an Offering Period as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.  Delivery.  As promptly as practicable after the Exercise Date of each
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Offering Period, the Company shall arrange for the credit to the custodial account established on behalf of each participant pursuant to the provisions of paragraph 12(c) of the shares purchased upon exercise of the option by the participant on whose behalf the custodial account has been established. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period shall be retained in such custodial account of said participant.

     10.  Withdrawal; Termination of Employment.
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          (a) A participant who elects to discontinue participation in the Plan with respect to an Offering Period may also elect to withdraw all but not less than all the Contributions credited to his or her account under the Plan with respect to such Offering Period at any time prior to the Exercise Date of such Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her withdrawal election and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

          (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

          (d) In the event a participant elects to discontinue participation or is deemed to elect to discontinue participation with respect to an Offering Period, such participant may not

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re-enroll in the Plan prior to the second Offering Period commencing after the effective date of such elective or constructive discontinuance.

     11.  Interest.  No interest shall accrue on the Contributions of a
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participant in the Plan.

     12.  Stock.
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          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of stock pursuant to this
Section 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse. Notwithstanding the above, any stock purchased on behalf of a participant with respect to an Offering Period will be retained in a custodial account on behalf of such participant and may not be sold by the participant or transferred to the direct ownership of the participant prior to the last day of the Offering Period immediately following the Offering Period with respect to which such stock was purchased.

          (d) Any stock purchased on behalf of a participant shall remain in the above-referenced custodial account for no less than twenty-four months from the date of its acquisition unless previously sold on behalf of such participant prior to the twenty-fourth month following the date of its acquisition.

     13.  Administration.  The Board, or a committee named by the Board, shall
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supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the

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requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 promulgated thereunder.

     14.  Designation of Beneficiary/Joint Account.
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          (a) In the event of the death of a participant, the Company shall deliver such shares and/or cash to the participant's joint account holder, if any, as designated under paragraph 14(b) or in the absence of any such joint account holder, to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (b) The participant may, in his/her sole discretion, designate another individual to serve as a joint account holder on his/her account provided such designated individual (i) is of legal age and (ii) executes a statement acknowledging that he/she is a joint account holder and that he/she understands the restrictions imposed on the joint account.

     15.  Transferability.  Neither Contributions credited to a participant's
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account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

     16.  Use of Funds.  All Contributions received or held by the Company under
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the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17.  Reports.  Individual accounts will be maintained for each participant
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in the Plan.  Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization.  Subject to any required
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action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common

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Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.
In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

          The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

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     19.  Amendment or Termination.  The Board may at any time terminate or
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amend the Plan.  Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

     20.  Notices.  All notices or other communications by a participant to the
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Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
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respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan.  The Plan shall expire on or before September 11, 2006.
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The Plan may be amended or terminated by the Board pursuant to paragraph 19, as provided above.

     23.  Additional Restrictions of Rule 16b-3.  The terms and conditions of
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options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24.  Severability.  With respect to persons subject to Section 16 of the
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Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or any action by the administrator of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the administrator of the Plan.

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